Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Nature’s Sunshine Products, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I Douglas Faggioli, President and Chief Executive Officer of the Company, certify, pursuant to 18.U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 30, 2008	/s/ Douglas Faggioli
Douglas Faggioli
President and Chief Executive Officer